Earnings (Loss) Per Share (Tables)	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Schedule of Earnings (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2021	2020	2021	2020
Numerator:
Net loss attributable to UpHealth, Inc.	$(32,784)	$(336)	$(35,734)	$(539)

Denominator:
Weighted average shares outstanding(1)	94,170	50,050	83,585	50,050
Diluted effect of stock awards	—	—	—	—

Weighted average shares outstanding assuming dilution	94,170	50,050	83,585	50,050

Net loss per share attributable to UpHealth, Inc.:
Basic	$(0.35)	$(0.01)	$(0.43)	$(0.01)

Diluted	$(0.35)	$(0.01)	$(0.43)	$(0.01)

(1)
The shares and earnings per share available to our common stock holders, prior to the Business Combinations, have been recasted to reflect the exchange ratio established in the Business Combinations (1.0 UpHealth Holdings share to 10.28 GigCapital2 share). See Note 3,
Business Combinations
, for more information.